Exhibit 3.1

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0033722007-6
Barbara K. Cegavske	Filing Number 20190047770-07
Secretary of State State Of Nevada	Filed On 01/31/2019
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Scepter Holdings, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

NOW, THEREFORE, BE IT RESOLVED, that the first three sentences of Section 3 (Shares) of the Articles of Incorporation of the Corporation hereby are amended and restated as follows:
The Corporation is authorized to issue two classes of stock to be designated, respectively, " Common Stock " and " Preferred Stock. " The total number of shares that the Corporation is authorized to issue is 5,020,000,000 shares. 5,000,000,000 shares shall be Common Stock, par value $.001 per share, and 20,000,000 shares shall be Preferred Stock, par value $.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 62 %

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature] Robert Van Boerum Chairman of the Board

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate to Accompany Restated Articles
(PURSUANT TO NRS)

Filed in the Office of	Business Number E0033722007-6
	Filing Number 20080303774-54
Secretary of State	Filed On 04/30/2008
State Of Nevada	Number of Pages 4

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

This Form is to Accompany Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

BRAZOS INTERNATIONAL EXPLORATION, INC.

2. The articles are being ☒ **Restated** or ☐ **Amended and Restated** (check only one). Please entitle your attached articles **"Restated"** or **"Amended and Restated,"** accordingly.

3. Indicate what changes have been made by checking the appropriate box.*

☒ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on January 7,2008 The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ The entity name has been amended.

☐ The resident agent has been changed. (attach Certificate of Acceptance from new resident agent)

☐ The purpose of the entity has been amended.

☐ The authorized shares have been amended.

☐ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☐ Articles have been added.

☐ Articles have been deleted.

☐ Other. The articles or certificate have been amended as follows (provide article numbers, if available):

* This form is to accompany Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles or certificates

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees

RESTATED ARTICLES OF INCORPORATION

OF

BRAZOS INTERNATIONAL EXPLORATION, INC.

****

The undersigned, acting as incorporator, pursuant to the provisions of the laws of the State of Nevada relating to private corporations, hereby adopts the following Articles of Incorporation:

ARTICLE ONE. (NAME)

The name of the corporation is: BRAZOS INTERNATIONAL EXPLORATION, INC.

The address of the corporation is: 2818 Ft. Hamilton Pkwy., Brooklyn, NY 11218

ARTICLE TWO. (RESIDENT AGENT)

The agent for service of : Nevada Business Services
Mailing address: 1805 North Carson, #188
Carson City, NV 89701

ARTICLE THREE. (PURPOSES)

The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

I. **(OMNIBUS).** To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized and any and all acts amendatory thereof and supplemental thereto.

II. **(CARRYING ON BUSINESS OUTSIDE STATE).** To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

III. **(PURPOSES TO BE CONSTRUED AS POWERS).** The purposes specified herein shall be construed both as purposes and powers and shall be in no wise limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

ARTICLE FOUR. (CAPITAL STOCK)

The corporation shall have authority to issue an aggregate of SEVENTY-FIVE MILLION (75,000,000) shares of stock, par value ONE MILL ($0.001) per share divided into two (2) classes of stock as follows for a total capitalization of SEVENTY-FIVE THOUSAND DOLLARS ($75,000).

a) Non-Assessable Common Stock: Seventy Million (70,000,000) shares of Common stock, Par Value

One Mill ($0.001) per share, and

b) Preferred Stock: Five Million (5,000,000) shares of Preferred stock, Par Value One Mill ($0.001) per share.

All capital stock when issued shall be fully paid and non-assessable. No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any un-issued stock, or any other securities, which the corporation may now or hereafter be authorized to issue.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

Holders of the corporations Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special.

ARTICLE FIVE. (DIRECTORS).

The affairs of the corporation shall be governed by a Board of Directors of not more than fifteen (15) or less than one (1) person. The name and address of the first Board of Directors is:

NAME	ADDRESS
David Keating	2818 Ft. Hamilton Pkwy., Brooklyn, NY 11218

ARTICLE SIX. (ASSESSMENT OF STOCK).

The capital stock of the corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to pay debts of the corporation, and no paid up stock and no stock issued as fully paid up shall ever be assessable or assessed.

ARTICLE SEVEN. (INCORPORATOR).

The name and address of the incorporator of the corporation is as follows: Peter Keating, 2818 Ft. Hamilton Pkwy., Brooklyn, NY 11218

ARTICLE EIGHT. (PERIOD OF EXISTENCE).

The period of existence of the Corporation shall be perpetual.

ARTICLE NINE. (BY-LAWS).

The Board of Directors shall adopt the initial Bylaws of the corporation. The power to alter, amend, or repeal the By-laws, or to adopt new Bylaws, shall be vested in the Board of Directors, except as otherwise may be specifically provided in the Bylaws.

ARTICLE TEN. (STOCKHOLDERS' MEETINGS).

Meetings of stockholders shall be held at such place within or without the State of Nevada as may be provided by the Bylaws of the corporation. The President or any other executive officer of the corporation, the Board of Directors, or any member may call special meetings of the stockholders thereof, or by the record holder or holders of at least ten percent (10%) of all shares entitled to vote at the meeting. Any action otherwise required to be taken at a meeting of the stockholders, except election of directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by stockholders having at least a majority of the voting power.

ARTICLE ELEVEN. (CONTRACTS OF CORPORATION).

Filed in the Office of	Business Number E0033722007-6
Barbara K. Cegavske	Filing Number 20222117604
Secretary of State State Of Nevada	Filed On 2/18/2022 3:15:00 PM
	Number of Pages 5

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information

Name of entity as on file with the Nevada Secretary of State : **Adapti, Inc.**

Entity or Nevada Business Identification Number (NVID) : **NV20071604605**

2. Restated or Amended and Restated Articles (Select one): (If amending and restating only, complete section 1, 2 and 6.)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of amendment filing being completed: (Select only one box): (If amending, complete section 1,3,5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: **69.4%**

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)
☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☑ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted ☐ Other. The articles have been amended as follows: (provide article numbers, if available) The company is changing the name back to: **SCEPTER HOLDINGS, INC.** (attach additional page(s) if necessary)
6. Signature: (Required)	X **Robert Van Boerum** — **Officer** Signature of Officer, Incorporator or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

RESTATED ARTICLES OF INCORPORATION

OF

SCEPTER HOLDINGS, INC.
(FORMERLY ADAPTI, INC.)

****

The undersigned, acting as incorporator, pursuant to the provisions of the laws of the State of Nevada relating to private corporations, hereby adopts the following Articles of Incorporation:

ARTICLE ONE. (NAME)

The name of the corporation is: SCEPTER HOLDINGS, INC.

The address of the corporation is: 5940 S Rainbow Blvd, PMB #297, Las Vegas, NV 89118

ARTICLE TWO. (RESIDENT AGENT)

The agent for service of:	Byron Thomas Law
Mailing address:	3275 S. Jones Blvd., #104 Las Vegas, NV 89146

ARTICLE THREE. (PURPOSES)

The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

I. (OMNIBUS). To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized and any and all acts amendatory thereof and supplemental thereto.

II. (CARRYING ON BUSINESS OUTSIDE STATE). To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

III. (PURPOSES TO BE CONSTRUED AS POWERS). The purposes specified herein shall be construed both as purposes and powers and shall be in no wise limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

IV. (SHARES). The Corporation is authorized to issue two classes of stock to be designated, respectively, **"Common Stock"** and **"Preferred Stock."** The total number of shares that the Corporation is authorized to issue is 20,020,000,000 shares. 20,000,000,000 shares shall be Common Stock, par value $.001 per share, and 20,000,000 shares shall be Preferred Stock, par value $.001 per share.

ARTICLE FOUR. (CAPITAL STOCK)

All capital stock when issued shall be fully paid and non-assessable. No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any un-issued stock, or any other securities, which the corporation may now or hereafter be authorized to issue.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

Holders of the corporation's Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special.

ARTICLE FIVE. (DIRECTORS).

The affairs of the corporation shall be governed by a Board of Directors of not more than fifteen (15) or less than one (1) person

ARTICLE SIX. (ASSESSMENT OF STOCK).

The capital stock of the corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to pay debts of the corporation, and no paid up stock and no stock issued as fully paid up shall ever be assessable or assessed.

ARTICLE SEVEN. (INCORPORATOR).

The name and address of the incorporator of the corporation is as follows: Peter Keating, 2818 Ft. Hamilton Pkwy., Brooklyn, NY 11218

ARTICLE EIGHT. (PERIOD OF EXISTENCE).

The period of existence of the Corporation shall be perpetual.

ARTICLE NINE. (BY-LAWS).

The Board of Directors shall adopt the initial Bylaws of the corporation. The power to alter, amend, or repeal the By-laws, or to adopt new Bylaws, shall be vested in the Board of Directors, except as otherwise may be specifically provided in the Bylaws.

ARTICLE TEN. (STOCKHOLDERS' MEETINGS).

Meetings of stockholders shall be held at such place within or without the State of Nevada as may be provided by the Bylaws of the corporation. The President or any other executive officer of the corporation, the Board of Directors, or any member may call special meetings of the stockholders thereof, or by the record holder or holders of at least ten percent (10%) of all shares entitled to vote at the meeting. Any action otherwise required to be taken at a meeting of the stockholders, except election of directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by stockholders having at least a majority of the voting power.

ARTICLE ELEVEN. (CONTRACTS OF CORPORATION).

No contract or other transaction between the corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by this corporation, and no act of this corporation shall be any way be affected or invalidated by the fact that any of the directors of this corporation are pecuniarily or otherwise interested in, or are directors or officers of such other corporation. Any director of this corporation, individually, or any firm of which such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in any contract or transaction of the corporation; provided, however, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of this corporation, or a

majority thereof; and any director of this corporation who is also a director or officer of such other corporation, or who is so interested, may e counted in determining the existence of a quorum at any meeting of the Board of Directors of this corporation that shall authorize such contract or transaction, and may vote thereat to authorize such contract or transaction, with like force and effect as if he were no such director or officer of such other corporation or not so interested.

ARTICLE TWELVE. (LIABILITY OF DIRECTORS AND OFFICERS).

No director or officer shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this Article Twelve shall not eliminate or limit the liability of a director or officer for (I) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the undersigned incorporator has hereunto affixed his/her signature this 8th day of February, 2022.

____
Robert Van Boerum – President / Chairman of the Board

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0033722007-6
Barbara K. Cegavske	Filing Number 20211911174
Secretary of State State Of Nevada	Filed On 11/23/2021 13:26:05 PM
	Number of Pages 5

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information

Name of entity as on file with the Nevada Secretary of State :

Scepter Holdings, Inc.

Entity or Nevada Business Identification Number (NVID) : **NV20071604605**

2. Restated or Amended and Restated Articles (Select one): (If amending and restating only, complete section 1, 2 and 6.)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of amendment filing being completed: (Select only one box): (If amending, complete section 1,3,5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: **69.4%**

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective date and Time: (Optional)	Date: **12/30/2021** Time: **12:00 AM** (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☑ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted ☐ Other. The articles have been amended as follows: (provide article numbers, if available) The company is changing the name to: **ADAPTI, Inc.** (attach additional page(s) if necessary)
6. Signature: (Required)	X **Robert Van Boerum** — **Officer** Signature of Officer, Incorporator or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0033722007-6
Barbara K. Cegavske	Filing Number 20211911174
Secretary of State State Of Nevada	Filed On 11/23/2021 13:26:05 PM
	Number of Pages 5

RESTATED ARTICLES OF INCORPOR

OF

ADAPTI, INC.
(FORMERLY SCEPTER HOLDINGS, INC.)

****

The undersigned, acting as incorporator, pursuant to the provisions of the laws of the State of Nevada relating to private corporations, hereby adopts the following Articles of Incorporation:

ARTICLE ONE. (NAME)

The name of the corporation is: ADAPTI, INC.

The address of the corporation is: 5940 S Rainbow Blvd, PMB #297, Las Vegas, NV 89118

ARTICLE TWO. (RESIDENT AGENT)

The agent for service of :	Byron Thomas Law
Mailing address:	3275 S. Jones Blvd., #104 Las Vegas, NV 89146

ARTICLE THREE. (PURPOSES)

The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

I. **(OMNIBUS).** To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized and any and all acts amendatory thereof and supplemental thereto.

II. **(CARRYING ON BUSINESS OUTSIDE STATE).** To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

III. **(PURPOSES TO BE CONSTRUED AS POWERS).** The purposes specified herein shall be construed both as purposes and powers and shall be in no wise limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

IV. **(SHARES).** The Corporation is authorized to issue two classes of stock to be designated, respectively, **"Common Stock"** and **"Preferred Stock."** The total number of shares that the Corporation is authorized to issue is 20,020,000,000 shares. 20,000,000,000 shares shall be Common Stock, par value $.001 per share, and 20,000,000 shares shall be Preferred Stock, par value $.001 per share.

ARTICLE FOUR. (CAPITAL STOCK)

All capital stock when issued shall be fully paid and non-assessable. No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any un-issued stock, or any other securities, which the corporation may now or hereafter be authorized to issue.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

Holders of the corporation's Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special.

ARTICLE FIVE. (DIRECTORS).

The affairs of the corporation shall be governed by a Board of Directors of not more than fifteen (15) or less than one (1) person

ARTICLE SIX. (ASSESSMENT OF STOCK).

The capital stock of the corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to pay debts of the corporation, and no paid up stock and no stock issued as fully paid up shall ever be assessable or assessed.

ARTICLE SEVEN. (INCORPORATOR).

The name and address of the incorporator of the corporation is as follows: Peter Keating, 2818 Ft. Hamilton Pkwy., Brooklyn, NY 11218

ARTICLE EIGHT. (PERIOD OF EXISTENCE).

The period of existence of the Corporation shall be perpetual.

ARTICLE NINE. (BY-LAWS).

The Board of Directors shall adopt the initial Bylaws of the corporation. The power to alter, amend, or repeal the By-laws, or to adopt new Bylaws, shall be vested in the Board of Directors, except as otherwise may be specifically provided in the Bylaws.

ARTICLE TEN. (STOCKHOLDERS' MEETINGS).

Meetings of stockholders shall be held at such place within or without the State of Nevada as may be provided by the Bylaws of the corporation. The President or any other executive officer of the corporation, the Board of Directors, or any member may call special meetings of the stockholders thereof, or by the record holder or holders of at least ten percent (10%) of all shares entitled to vote at the meeting. Any action otherwise required to be taken at a meeting of the stockholders, except election of directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by stockholders having at least a majority of the voting power.

ARTICLE ELEVEN. (CONTRACTS OF CORPORATION).

No contract or other transaction between the corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by this corporation, and no act of this corporation shall be any way be affected or invalidated by the fact that any of the directors of this corporation are pecuniarily or otherwise interested in, or are directors or officers of such other corporation. Any director of this corporation, individually, or any firm of which such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in any contract or transaction of the corporation; provided, however, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of this corporation, or a

majority thereof; and any director of this corporation who is also a director or officer of such other corporation, or who is so interested, may e counted in determining the existence of a quorum at any meeting of the Board of Directors of this corporation that shall authorize such contract or transaction, and may vote thereat to authorize such contract or transaction, with like force and effect as if he were no such director or officer of such other corporation or not so interested.

ARTICLE TWELVE. (LIABILITY OF DIRECTORS AND OFFICERS).

No director or officer shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this Article Twelve shall not eliminate or limit the liability of a director or officer for (I) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the undersigned incorporator has hereunto affixed his/her signature this 10th day of November, 2021.

Robert Van Boerum – President / Chairman of the Board

Filed in the Office of	Business Number E0033722007-6
Barbara K. Cegavske	Filing Number 20211760716
Secretary of State State Of Nevada	Filed On 9/17/2021 9:37:00 AM
	Number of Pages 4

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Scepter Holdings, Inc

2. The articles have been amended as follows: (provide article numbers, if available)

Section 3 (Shares) of the Articles of Incorporation of the Corporation hereby are amended and restated as follows:

The Corporation is authorized to issue two classes of stock to be designated, respectively, " Common Stock " and " Preferred Stock. " The total number of shares that the Corporation is authorized to issue is 20,020,000,000 shares. 20,000,000,000 shares shall be Common Stock, par value $.001 per share, and 20,000,000 shares shall be Preferred Stock, par value $.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

RESTATED ARTICLES OF INCORPORATION

OF

SILVERBACK UNITED, INC.
(FORMERLY SCEPTER HOLDINGS, INC.)

****

The undersigned, acting as incorporator, pursuant to the provisions of the laws of the State of Nevada relating to private corporations, hereby adopts the following Articles of Incorporation:

ARTICLE ONE. (NAME)

The name of the corporation is: SILVERBACK UNITED, INC.

The address of the corporation is: 5940 S Rainbow Blvd, PMB #297, Las Vegas, NV 89118

ARTICLE TWO. (RESIDENT AGENT)

The agent for service of :	Byron Thomas Law
Mailing address:	3275 S. Jones Blvd., #104 Las Vegas, NV 89146

ARTICLE THREE. (PURPOSES)

The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

I. (OMNIBUS). To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized and any and all acts amendatory thereof and supplemental thereto.

II. (CARRYING ON BUSINESS OUTSIDE STATE). To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

III. (PURPOSES TO BE CONSTRUED AS POWERS). The purposes specified herein shall be construed both as purposes and powers and shall be in no wise limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

IV. (SHARES). The Corporation is authorized to issue two classes of stock to be designated, respectively, **"Common Stock"** and **"Preferred Stock."** The total number of shares that the Corporation is authorized to issue is 20,020,000,000 shares. 20,000,000,000 shares shall be Common Stock, par value $.001 per share, and 20,000,000 shares shall be Preferred Stock, par value $.001 per share.

ARTICLE FOUR. (CAPITAL STOCK)

All capital stock when issued shall be fully paid and non-assessable. No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any un-issued stock, or any other securities, which the corporation may now or hereafter be authorized to issue.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

Holders of the corporation's Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special.

ARTICLE FIVE. (DIRECTORS).

The affairs of the corporation shall be governed by a Board of Directors of not more than fifteen (15) or less than one (1) person

ARTICLE SIX. (ASSESSMENT OF STOCK).

The capital stock of the corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to pay debts of the corporation, and no paid up stock and no stock issued as fully paid up shall ever be assessable or assessed.

ARTICLE SEVEN. (INCORPORATOR).

The name and address of the incorporator of the corporation is as follows: Peter Keating, 2818 Ft. Hamilton Pkwy., Brooklyn, NY 11218

ARTICLE EIGHT. (PERIOD OF EXISTENCE).

The period of existence of the Corporation shall be perpetual.

ARTICLE NINE. (BY-LAWS).

The Board of Directors shall adopt the initial Bylaws of the corporation. The power to alter, amend, or repeal the By-laws, or to adopt new Bylaws, shall be vested in the Board of Directors, except as otherwise may be specifically provided in the Bylaws.

ARTICLE TEN. (STOCKHOLDERS' MEETINGS).

Meetings of stockholders shall be held at such place within or without the State of Nevada as may be provided by the Bylaws of the corporation. The President or any other executive officer of the corporation, the Board of Directors, or any member may call special meetings of the stockholders thereof, or by the record holder or holders of at least ten percent (10%) of all shares entitled to vote at the meeting. Any action otherwise required to be taken at a meeting of the stockholders, except election of directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by stockholders having at least a majority of the voting power.

ARTICLE ELEVEN. (CONTRACTS OF CORPORATION).

No contract or other transaction between the corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by this corporation, and no act of this corporation shall be any way be affected or invalidated by the fact that any of the directors of this corporation are pecuniarily or otherwise interested in, or are directors or officers of such other corporation. Any director of this corporation, individually, or any firm of which such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in any contract or transaction of the corporation; provided, however, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of this corporation, or a

majority thereof; and any director of this corporation who is also a director or officer of such other corporation, or who is so interested, may e counted in determining the existence of a quorum at any meeting of the Board of Directors of this corporation that shall authorize such contract or transaction, and may vote thereat to authorize such contract or transaction, with like force and effect as if he were no such director or officer of such other corporation or not so interested.

ARTICLE TWELVE. (LIABILITY OF DIRECTORS AND OFFICERS).

No director or officer shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this Article Twelve shall not eliminate or limit the liability of a director or officer for (I) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the undersigned incorporator has hereunto affixed his/her signature this 16th day of September, 2021.

Robert Van Boerum – President / Chairman of the Board